Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. §1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with Amendment No. 1 on Form 10-K/A to the Annual Report on Form 10-K for the year ended June 30, 2014 of iBio, Inc. (the Company), as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Mark Giannone, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.          The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

October 28, 2014	/s/ Mark Giannone
Mark Giannone
Chief Financial Officer
(Principal Financial Officer)

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to iBio, Inc. and will be furnished to the Securities and Exchange Commission or its staff upon request.